Drew Industries Incorporated

(NYSE: DW)









A Leading National Supplier of a Wide Variety of Components for RVs and Manufactured Homes

DREW INDUSTRIES INCORPORATED

Forward-Looking Statements

- This presentation contains certain "forward-looking statements" with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company's Common Stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

- Forward-looking statements, including, without limitation, those relating to our future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of our senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel, steel based components and aluminum) and other components, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, availability and costs of labor, employee retention, inventory levels of retail dealers and manufacturers, levels of repossessed products for which we sell our components, changes in zoning regulations for manufactured homes, seasonality and cyclicality in the industries to which we sell our products, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the pace of and successful integration of acquisitions, realization of efficiency improvements, the successful entry into new markets, the costs of compliance with increased governmental regulation, interest rates, oil and gasoline prices, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2013, and in our subsequent filings with the Securities and Exchange Commission. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

SECTION I

Overview

Drew's Segments – LTM 3/2014

Net Sales - $1,048 million


MH = $119 million
11%
RV = $929 million
89%



Segment Operating Profit - $91 million


MH = $11 million
13%
RV = $80 million
87%



Drew's Products – Components for RVs and Manufactured Homes

Net Sales of $1,048 Million for the 12 Months Ended March 31, 2014



RV Furniture and Mattresses: $109 million
RV Chassis, Slide-outs and Other Chassis Parts: $508 million
MH Chassis and Chassis Parts: $38 million
Other Products: $66 million
Axles and Suspension Products: $75 million
RV Segment Windows and Doors: $186 million
MH Segment Windows and Doors: $66 million
49%
18%
10%
7%
6%
6%
4%

Financial Performance

Net Sales and EBITDA (1) *(in millions)*



Net Sales
EBITDA
RV Segment net sales
MH Segment net sales
EBITDA
$1,200
$1,000
$800
$600
$400
$200
$0
$120
$105
$90
$75
$60
$45
$30
$15
$0
$255
$325
$354
$531
$669
$729
$669
$511
$398
$573
$681
$901
$1,016
$1,048
$108
$171
$220
$348
$448
$509
$492
$368
$313
$477
$571
$781
$894
$929
$147
$154
$134
$183
$221
$220
$177
$143
$85
$96
$110
$120
$122
$119
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
LTM 3/14

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 45).

Management Team

- Jason Lippert, CEO
  - 15+ years with Drew
- Scott Mereness, President
  - 15+ years with Drew
- Joe Giordano, CFO & Treasurer
  - 10+ years with Drew

SECTION II

RV Industry

RV Market

TOWABLE RVS (Approximately 81% of Drew's RV Segment net sales)


Travel trailer


Fifth-wheel travel trailer


Travel trailer with expandable ends


Sport utility RV "Toy Hauler"


Folding camping trailer


Truck camper

- 88% of industry 2013 unit sales
- 66% of 2012 wholesale dollar sales, or $7.0 billion
- Retail cost $4,000 to $100,000 per unit. Average about $29,000

MOTORHOMES (Approximately 6% of Drew's RV Segment net sales)


Type A Motorhome


Type B Motorhome


Type C Motorhome

- 12% of industry 2013 unit sales
- 34% of 2012 wholesale dollar sales, or $3.7 billion
- Retail cost $41,000 to $400,000+ per unit. Average about $131,000

Why We are Optimistic

- More economical family vacations
  - Typical RV family vacation is 23 to 59 percent less expensive for a family of four



- Shift in U.S. culture toward more RV-related activities
  - College and NFL football games
  - NASCAR events
  - More active, shorter, "greener", & family oriented vacations



- Positive demographics
  - The number of consumers between the ages of 55 and 70 is projected to total 56 million by 2020, 27 percent higher than in 2010
  - One in ten vehicle-owning households between 50 and 64 owns at least one RV

RVs - Industry Wholesale Shipments

Approximately 81% of Drew's RV Segment net sales are for Travel Trailer and 5th Wheel RVs



Industry Units
(Industry units in thousands)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
500
400
300
200
100
0
257
49
51
157
311
60
55
196
321
62
45
214
370
73
43
254
384
61
42
281
391
56
42
293
353
55
36
262
237
28
24
185
166
13
15
138
242
25
18
199
252
25
14
213
286
28
15
243
321
38
15
268
332
41
14
277
340
44
15
281
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
LTM 3/14
2014 P
RV Share
Held by TTs & 5th Wheels
61%
63%
67%
69%
73%
75%
74%
78%
83%
82%
85%
85%
83%
83%
83%

Projections for 2014 are the latest published by the RVIA (Spring 2014).

RV Industry Trends



Travel Trailer and 5th Wheel RVs, Drew's primary RV market
(Units in thousands)
Units
Wholesale
Retail
300
275
250
225
200
175
150
125
100
75
50
25
0
185.1
226.4
138.3
164.3
199.2
186.0
212.9
206.0
242.9
222.8
268.0
253.4
66.7
42.8
75.3
44.1
2008
2009
2010
2011
2012
2013
Mar YTD '13
Mar YTD '14

	2008	2009	2010	2011	2012	2013	Mar YTD '13	Mar YTD '14
Dealer Inventory Change	(41.3)	(26.0)	13.2	6.9	20.1	14.6	23.9	31.2

March retail sales data for RV's has not yet been published, therefore the 2014 retail data for RV's includes an estimate for March 2014 retail units.

Demographics

(RV Consumer Demographic profile – 2011)

	2005	2011
Number of U.S. households that own an RV	7.9 million	8.9 million
Household ownership rates of RVs	8.0 %	8.5 %
Average age of all RVs	12.7 years	14.2 years
Average time consumers have owned their current RV	6.6 years	8.4 years
Age of typical RV owner	49 years	48 years
Average income of RV owner	$78,000	$75,000

Seven-in-ten RV owners plan to purchase another RV to replace their current unit, with 37% of these expecting to purchase a new RV. Current owners intending to purchase either a new or used RV plan to purchase in about 5 years on average.

SECTION III

Our RV Segment

RVs - Industry Wholesale Shipments

(Compared to Drew's Performance)

Approximately 81% of Drew's RV Segment net sales are for Travel Trailer and 5th Wheel RVs


Industry Units
Drew's Net Sales
(Industry units in thousands, net sales in millions)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
Drew RV Segment Net Sales
0
100
200
300
400
500
600
700
800
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
2001: 257 (157, 51, 49) $108
2002: 311 (177, 55, 60) $171
2003: 321 (157, 45, 62) $220
2004: 370 (254, 43, 73) $346
2005: 384 (281, 42, 61) $448
2006: 391 (293, 42, 56) $509
2007: 353 (262, 36, 55) $492
2008: 237 (185, 24, 28) $368
2009: 166 (138, 15) $313
2010: 242 (199, 18, 25) $477
2011: 252 (213, 14, 25) $571
2012: 286 (243, 15, 28) $781
2013: 321 (268, 15, 38) $894
LTM 3/14: 332 (277, 14, 41) $929
2014 P: 340 (281, 15, 44)
RV Share Held by TTs & 5th Wheels
61% 63% 67% 69% 73% 75% 74% 78% 83% 82% 85% 85% 83% 83% 83%

(1) Projections for 2014 are the latest published by the RVIA (Spring 2014).

Content Per New Towable RV

- Approximately 81% of RV Segment net sales are for Travel Trailer and Fifth-Wheel RVs
- 100% market share in existing products would yield an estimated $5,000 per Towable RV
- Growth in RV "features" drives content increases


2001-2013 average content increase = $170 per year
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,847
$2,010
$2,148
$2,337
$2,690
$2,716
$2,731
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
LTM 3/14

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	LTM 3/14
RV Segment operating profit margin	7.7%	8.4%	10.1%	8.2%	8.5%	7.4%	11.3%	5.9%	2.9%	7.9%	6.6%	6.0%	7.6%	8.6%

At industry production levels for the 12 months ended March 2014, each $100 increase in content adds approximately $28 million in sales for Drew.

Content Per New Motorhome RV

- Approximately 6% of RV Segment net sales are for Motorized RVs
- 100% market share in existing products would yield an estimated $5,000 per Motorized RV



2004-2013 average content increase = $122 per year
$31
$199
$336
$469
$658
$848
$669
$705
$1,227
$1,252
$1,256
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
LTM 3/14

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	LTM 3/14
RV Segment operating profit margin	8.2%	8.5%	7.4%	11.3%	5.9%	2.9%	7.9%	6.6%	6.0%	7.6%	8.6%

At industry production levels for the 12 months ended March 2014, each $100 increase in content adds approximately $4 million in sales for Drew.

RV Segment Net Sales by Type


LTM 3/14- $929 Million
$95 million
10%
$27 million
3%
$52 million
6%
$755
million
81%
Travel Trailer & Fifth-Wheel - OEM
Motorhome - OEM
Aftermarket
Adjacent Industries


LTM 3/13- $809 Million
$79 million
10%
$21 million
2%
$38 million
5%
$671
million
83%

SECTION IV

Manufactured Housing Industry

Manufactured Housing (MH) Market

- Cost per sq. ft. is $41 for MH vs. $83 for site-built homes
- Average retail price of $60,600 for a 1,470 sq. ft. MH
- 9 million manufactured homes across the U.S.
- Improved quality, appearance and safety



- Studies have shown MHs built since 1995 sustain no more damage in hurricanes than site-built homes

Manufactured Housing – Industry Production



Industry Units
(Industry units in thousands)
Multi-Sections
Single-Section
250
200
150
100
50
0
193
49
144
168
37
131
131
27
104
131
34
97
147
52
95
117
33
84
96
31
65
82
30
52
50
19
31
50
20
30
52
25
27
55
26
29
60
28
32
61
28
33
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
LTM 3/14
MH Share Held by Multi-Sections
75%
78%
79%
74%
65%
72%
68%
63%
63%
59%
51%
53%
53%
54%

There are no industry forecasts for the manufactured housing industry.

MH: Favorable Factors

INDUSTRY:

- Demand
  - Demand for quality, affordable housing is likely to increase
  - Baby boomers retiring in increasing numbers
  - Dealer and manufacturer inventory levels are reasonable
  - Availability of financing is still an issue, as is the weak overall housing market

DREW:

- Drew remains profitable in MH Segment: 9.8% operating profit margin for the 12 months ended March 31, 2014

SECTION V

Our Manufactured Housing Segment

Manufactured Housing – Industry Production

(Compared to Drew's Performance)



Industry Units
(Industry units in thousands, net sales in millions)
Drew's Net Sales
Multi-Sections
Single-Section
Drew's MH net sales
250
200
150
100
50
0
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
193 168 131 131 147 117 96 82 50 50 52 55 60 61
49 37 27 34 52 33 31 30 19 20 25 26 28 28
144 131 104 97 95 84 65 52 31 30 27 29 32 33
$147 $154 $134 $183 $221 $220 $177 $142 $85 $96 $111 $120 $122 $119
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 LTM 3/14
MH Share Held by Multi-Sections
75% 78% 79% 74% 65% 72% 68% 63% 63% 59% 51% 53% 53% 54%

There are no industry forecasts for the manufactured housing industry.

Content Per New Manufactured Home

- 100% market share in existing products would yield an estimated $4,500 per home
- Affordability of the homes constrains content growth



$663
$796
$871
$1,281
$1,330
$1,666
$1,450
$1,429
$1,307
$1,368
$1,493
$1,465
$1,332
$1,294
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
LTM 3/14

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	LTM 3/14
Sections per home	**1.77**	**1.81**	**1.83**	**1.78**	**1.68**	**1.76**	**1.71**	**1.65**	**1.65**	**1.61**	**1.52**	**1.54**	**1.54**	**1.55**
MH Segment operating profit margin	**9.4%**	**9.7%**	**9.2%**	**8.4%**	**8.9%**	**8.1%**	**5.8%**	**4.3%**	**0.5%**	**8.3%**	**9.8%**	**10.3%**	**9.8%**	**9.8%**

MH Segment Net Sales by Type


LTM 3/14- $119 Million
$27 million
23%
$13 million
11%
$79 million
66%
OEM
Aftermarket
Adjacent Industries
LTM 3/13 - $121 Million
$28 million
23%
$13 million
11%
$80 million
66%

SECTION VI

Strategy

Business Strategy

◉ Maximize profitability and return on assets through

- **New product introductions**
- **Market share growth**
- **Operational efficiencies**
- **Diversification to related industries**
- **Strategic acquisitions**

◉ This strategy accomplished through

- Outstanding customer service
- Motivating management through strong profit incentives
- Low cost manufacturing:
  - Optimizing production efficiencies and implementing stringent cost controls
- Working capital management
- R & D efforts
- Disciplined and patient acquisition philosophy

Expanding Our Growth Potential

Opportunities	Est. Total Market
2011 – Newly Developed Line of RV Awnings	$ 175 million
2011 – Doors and Windows for Truck Caps, Horse Trailers and Buses	$ 100 million
2011 – Cross Sell Existing Products to Boat, Livestock, Equipment, Utility and Cargo Trailer Markets, as well as Mid-Size and School Buses	$ 400 million
2011 – Sales of Replacement Parts to the RV and Manufactured Housing Aftermarkets	$ 250 million
2014 – Electronic control systems	$ 50 million
Total Market	**$ 1.0 billion**

International

During the third quarter of 2013, the Company hired a new Director of International Business Development, who will spend time in Australia, Europe and China, assessing the dynamics of the local marketplace, building relationships with manufacturers and helping the Company introduce its existing products and develop new products for those markets. Over the past several years, the Company has been gradually growing sales overseas, primarily in Europe and Australia, and export sales represented approximately 1 percent of consolidated net sales in 2013. Through this new position, the Company will explore opportunities to increase sales of its products to international markets.

Acquisition Criteria

- Drew is a **disciplined** and **patient** acquirer
- Gain market share or add products from other suppliers through acquisitions
- Seek products or technologies that we can expand through our nationwide customer base and factory network
- Become an even more extensive supplier to our customers

New Products and Acquisitions



ACQUIRE TRAIL AIR: Adding RV suspension products
ACQUIRE COACH STEP: Adding electric steps for motorhomes
Began production of entry doors for RVs
Began production of entry doors for MH
ACQUIRE SCHWINTEK: Adding wall-slide mechanism and motorhome leveling devices
2006
2007
2008
2009
2010
2011
ACQUIRE HAPPIJAC: Adding patented bed lifts for RVs
ACQUIRE EXTREME ENGINEERING: Expanding specialty trailer product line
ACQUIRE SEATING TECHNOLOGY: Adding furniture for RVs in Midwest market
ACQUIRE QUICKBITE ™: Adding a new innovative coupler
ACQUIRE LEVEL-UP ™: Adding leveling system for fifth-wheel RVs
ACQUIRE SELLERS: Adding chassis customization & suspension for motorhomes & transit buses

New Products and Acquisitions


2011
2012
2013
2014
Introduce RVLOCK remote locking product
ACQUIRE M-TEC: Adding components for RVs and mobile office units
ACQUIRE HOME-STYLE: Expanding furniture for RVs in Northwest market
ACQUIRE EA TECHNOLOGIES: Expanding towable RV chassis and slide-out mechanisms
ACQUIRE STARQUEST: Adding windows for truck caps, horse trailers and buses
ACQUIRE M&M FABRICATORS: Expanding chassis customization operation
ACQUIRE AMERIMAX: Additional RV towable entry doors
Introduce RV awnings
ACQUIRE MIDSTATES: Adding Tool & Die and automation capabilities
ACQUIRE FORTRESS: Expanding specialized RV chassis
ACQUIRE STAR DESIGN : Expanding plastic thermoforming
ACQUIRE INNOVATIVE DESIGN SOLUTIONS: Electronic control systems

2012 – 2014 Acquisitions

($ in millions)	Purchase Price	Historical Sales	Description
Amerimax	$ 1.7	$ 6	Entry doors for towable RVs
Midstates	$ 1.5	$ 2	Manufacture of tools and dies, as well as automation equipment
Fortress	$ 3.3	$ 3	Specialized RV chassis
Innovative Design Solutions[1]	$ 36.6	$ 19	Electronic control systems encompassing a wide variety of RV applications
Star Design	$ 12.2	$ 10	Thermoformed plastics products
Total	$ 55.3	$ 40	

(1) Plus contingent consideration payable on future sales.

SECTION VII

Operating Results

Operating Results

Three Months Ended March 31,

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2013[1]	2014	Change
Net Sales	$ 252.6	$ 285.4	13%
Operating Profit	$ 14.7	$ 26.0	77%
% of Sales	5.8%	9.1%	
Net Income	$ 9.1	$ 16.2	78%
Diluted EPS	$ 0.39	$ 0.67	76%

(1) Excludes executive succession. Actual 2013 operating profit was $13.6M which is 5.4% of sales. Actual 2013 net income was $8.4M, or diluted EPS of $0.36.

Results By Segment

Three Months Ended March 31,

FINANCIAL PERFORMANCE

($ in millions)	2013	2014	Change
Net Sales:			
RV Segment	$ 224.0	$ 259.0	16%
MH Segment	$ 28.6	$ 26.3	(8%)
Operating Profit:			
RV Segment	$ 12.3	$ 23.7	93%
MH Segment	$ 2.5	$ 2.3	(8%)
Operating Profit as a Percentage of Net Sales:			
RV Segment	5.5%	9.2%	
MH Segment	8.7%	8.7%	

Debt Position

FINANCIAL PERFORMANCE

($ in millions)	Debt	Cash and Investments	Net Cash (Debt)	Cash Utilized for Acquisitions During the YTD Period
12/31/10	$ -	$ 44[1]	$ 44[1]	$ 22
12/31/11	$ -	$ 7	$ 7	$ 50
12/31/12	$ -	$ 10[2]	$ 10[2]	$ 1
12/31/13	$ -	$ 66	$ 66	$ 5
03/31/14	$ 10	$ 6[3]	$ (4)[3]	$ 47

(1) On December 28, 2010, the Company paid a special dividend of $1.50 per share of the Company's Common Stock, or an aggregate of $33 million.

(2) On December 20, 2012, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $45 million.

(3) On January 6, 2014, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $47 million.

Balance Sheets

FINANCIAL PERFORMANCE

($ in millions)	12/31/10	12/31/11	12/31/12	12/31/13	03/31/14
Total Assets	$ 307	$ 351	$ 374	$ 453	$ 477
Total Debt	$ -	$ -	$ -	$ -	$ 10
Cash & Investments	$ 44[3]	$ 7	$ 10[4]	$ 66	$ 6[5]
Stockholders' Equity	$ 243[3]	$ 277	$ 284[4]	$ 314[5]	$ 338[5]
RATIOS					
Days Sales in A/R[1]	13 days	17 days	14 days	16 days	22 days
Inventory Turns[2]	6.5 turns	6.2 turns	7.8 turns	7.9 turns	8.1 turns

(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period. December 31 is the seasonal low point.

(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.

(3) After cash dividend of $1.50 per share, or $33 million, paid in December 2010.

(4) After cash dividend of $2.00 per share, or $45 million, paid in December 2012.

(5) After cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.

Cash Flow

Significant use of cash items since December 31, 2009	
Acquisitions (15)	$136 million
Capital expenditures	$106 million
Special dividends	$125 million
Stock repurchases	$ 2 million
Total	**$ 369 million**

Cash Flow

FINANCIAL PERFORMANCE



Dividends
Capex
Acquisitions
Share Repurchases
Operating Cash Flow
$120
$100
$80
$60
$40
$20
$-
$0
$5
$2
$3
$66
$22
$42
$10
$33
$1
$63
$75
$50
$37
$24
$1
$78
$1
$73
$32
$45
$85
$5
$83
$33
$47
$54
$47
$7
2009
2010
2011
2012
2013 (1)
2014 YTD (2)

Cumulative operating cash flow from 2009 to present (in millions)

(1) Cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.
(2) Operating cash flow for 2014 YTD was $27 million

Financial Strength

Financial Performance

(12 months ended)	12/31/10	12/31/11	12/31/12	12/31/13	03/31/14
Return on Equity	11%	11%	13%	16%	18%
Return on Assets	9%	9%	10%	12%	13%
Total Debt to Equity	0.00	0.00	0.00	0.00	0.03
Total Debt to EBITDA(1)	0.00	0.00	0.00	0.00	0.08

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 44).

The Future



- Increasing RV content
- RV industry growth
- Demographic tailwind
- Expanding into adjacent industries
- Affordable housing recovery





Stock Price History

- Drew has 23.6 million shares outstanding and a market capitalization of approximately $1.19 billion as of May 2, 2014



60
50
40
30
20
10
0
$5
$8
$14
$18
$28
$26
$44
$27
$12
$6
$21
$21
$23
$32
$51
$50
2001
2002
2003
2004
2005
2006
10/5/07
2007
2008
3/9/09
2009
2010
2011
2012
2013
5/2/14

(December 31, unless noted)

Analyst Coverage

Citi Research
Gregory Badishkanian – (212) 816-2720

CJS Securities
Dan Moore – (914) 287-7600

Sidoti & Company, LLC
Scott Stember – (212) 453-7017

Thompson Research Group
Kathryn Thompson – (615) 891-6206

Thank you!

For more information contact:

Jason D. Lippert
Chief Executive Officer
574-535-1125
JasonL@lci1.com

Joseph S. Giordano III
CFO & Treasurer
574-535-1125
joe@drewindustries.com

OR
VISIT OUR WEBSITE:
www.drewindustries.com

Reconciliation of Operating Profit to EBITDA

($ in millions)	2010	2011	2012	2013	LTM 3/14
Operating Profit	$45.2	$48.5	$58.1	$78.3	$90.8
Depreciation & Amortization	$17.1	$20.5	$25.7	$27.5	$28.2
EBITDA	$62.5	$69.0	$83.8	$105.8	$119.0
Capital Expenditures	$10.1	$ 24.3	$32.0	$32.6	$30.5

Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

($ in millions)	2010	2011	2012	2013	LTM 3/14
Net Sales:					
RV Segment	$ 477.2	$ 570.6	$ 780.9	$ 893.7	$ 928.7
MH Segment	95.6	110.6	120.2	121.9	119.6
Total Net Sales	$ 572.8	$ 681.2	$ 901.1	$1,015.6	$1,048.4
Operating Profit:					
RV Segment	$ 37.3	$ 37.7	$ 47.2	$ 68.2	$ 79.7
MH Segment	8.1	10.8	12.4	11.9	11.8
Total Segment Operating Profit	45.4	48.5	59.6	80.2	91.5
Executive Succession	-	-	(1.5)	(1.9)	(0.7)
Total Operating Profit	$ 45.4	$ 48.5	$ 58.1	$ 78.3	$ 90.8